UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 5, 2013

DSP GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-35256	94-2683643
(Commission File Number)	(I.R.S. Employer Identification No.)

2580 North First Street, Suite 460 San Jose, CA	95131
(Address of Principal Executive Offices)	(Zip Code)

408/986-4300

(Registrant’s Telephone Number, Including Area Code)

With a copy to:

Bruce Alan Mann, Esq.

Morrison & Foerster llp

425 Market Street

San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Performance-Based Bonus Plan

On March 5, 2013, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of DSP Group, Inc. (the “Company”) approved a 2013 Performance-Based Bonus Plan applicable for the Chief Executive Officer, Chief Financial Officer and Chief Operating Officer of the Company (the “Plan”). The Plan is effective as of January 1, 2013. The payment of bonuses under the Plan is based upon two components: (1) 60% of any bonus payable under the Plan is based on the Company’s achievement of certain financial performance metrics, consisting of annual revenue target, earnings before interest, taxes, depreciation and amortization (“EBITDA”) target and free cash flow target, each based on the Company’s 2013 annual budget which has been approved by the Board, and (2) 40% of any bonus payable under the Plan is discretionary and based upon achievement of individual performance goals by the executive officers. The individual performance goals will be determined by the Committee, in its sole discretion, taking into account such tangible and intangible individual performance factors as it considers appropriate, including the executive officer’s relative contribution to the Company’s performance during fiscal 2013. The Committee’s determination as to whether individual performance goals have been met may be subjective in nature. Bonuses under the plan are capped. Payment of bonuses (if any) under the Plan would be made in the following year. Any such bonuses would be paid in cash in a single lump sum, subject to payroll taxes and tax withholdings. In the event of a change of control of the Company (as such an event is defined in the employment agreement for the Chief Executive Officer), the 40% of discretionary bonus under the Plan would be immediately paid and the 60% of bonus under the Plan based on the Company’s achievement of financial performance metrics would be paid prorated for the period starting on January 1, 2013 to the date that the change of control transaction is consummated.

The following is a description of the Plan provided pursuant to Paragraph 10(iii) to Item 601 of Regulation S-K, which requires a written description of a compensatory plan when there is no formal document containing the compensation information. Due to their strategic significance, the Company believes that the disclosure of the 2013 annual revenue target, EBITDA target and free cash flow target under the Plan would cause competitive harm to the Company and therefore are not disclosed.

Chief Executive Officer

Criteria	% of Total Bonus
A. Annual Revenue Target	A = 15% x Annual Revenue Score Annual Revenue Score: • 0 if annual revenues are more than 10% below plan • 0.5 if annual revenues are 10% below plan • 1.0 if annual revenues meet plan

• 2.0 if annual revenues are 10% above plan The payout based on the annual revenue score is linear between any two points.

B. EBITDA Target

B = 25% x EBITDA Score

EBITDA Score:

•   0 at zero or negative EBITDA

•   1.0 if actual EBITDA meet plan

•   2.0 if actual EBITDA is 50% above plan

The payout based on the EBITDA score is linear between any two points.

C. Free Cash Flow Target

C = 20% x Free Cash Flow Score

Free Cash Flow Score:

•   0 if zero or negative free cash flows

•   1.0 if free cash flows equals plan operating income on a non-GAAP basis

•   2.0 if actual free cash flows is 100% above plan of operating income on a non-GAAP basis

The payout based on the free cash flow score is linear between any two points.

D. Discretionary Component	40% of total bonus payable under the plan D = 40% to 80% of annual salary

Total	(A+B+C+D) x Annual Salary

The target bonus payout under the Plan for the Company’s Chief Executive Officer is 1.0x of his annual base salary and the cap under the Plan is 2.0x of his annual base salary.

Chief Financial Officer and Chief Operating Officer

Criteria	% of Total Bonus
A. Annual Revenue Target

A = 15% x Annual Revenue Score

Annual Revenue Score:

•    0 if annual revenues are more than 10% below plan

•    0.25 if annual revenues are 10% below plan

•    0.5 if annual revenues meet plan

•    1.0 if annual revenues are 10% above plan

The payout based on the annual revenue score is linear between any two points.

B. EBITDA Target

B = 25% x EBITDA Score

EBITDA Score:

•    0 at zero or negative EBITDA

•    0.5 if actual EBITDA meet plan

•    1.0 if actual EBITDA is 50% above plan

The payout based on the EBITDA score is linear between any two points.

C. Free Cash Flow Target

C = 20% x Free Cash Flow Score

Free Cash Flow Score:

•    0 if zero or negative free cash flows

•    0.5 if free cash flows equals plan operating income on a non-GAAP basis

•    1.0 if actual free cash flows is 100% above plan of operating income on a non-GAAP basis

The payout based on the free cash flow score is linear between any two points.

D. Discretionary Component	40% of total bonus payable under the plan D = 20% to 40% of annual salary

Total	(A+B+C+D) x Annual Salary

The target bonus payout under the Plan for the Company’s Chief Financial Officer and Chief Operating Officer is 0.5x of their respective annual base salary and the cap under the Plan is 1.0x of their respective annual base salary.

Amendment of Employment Agreements of Ofer Elyakim, Dror Levy and David Dahan

On March 5, 2013, the Committee approved an amendment to the employment agreements of Ofer Elyakim, the Chief Executive Officer, Dror Levy, the Chief Financial Officer and David Dahan, the Chief Operating Officer (collectively, the “Amendments”), effective as of March 5, 2013. The Amendments amended, restated and clarified the specific circumstances upon which each of the Chief Executive Officer, the Chief Financial Officer and the Chief Operating Officer may be terminated by the Company for cause. The foregoing description of the Amendments is qualified in its entirety by reference to the complete text of each of the Amendments which is attached as exhibits to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment to Employment Agreement of Ofer Elyakim, effective as of March 5, 2013.

10.2	Amendment to Employment Agreement of Dror Levy, effective as of March 5, 2013.

10.3	Amendment to Employment Agreement of David Dahan, effective as of March 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: March 8, 2013	By:	/s/ Dror Levy
Dror Levy
Chief Financial Officer and Secretary